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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 24, 2003




                           BURLINGTON RESOURCES INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                   1-9971           911413284
-------------------------------      ------------     ------------------
 (State or other Jurisdiction        (Commission      (I.R.S. Employer
     of incorporation)               File Number)     Identification No.)



5051 Westheimer, Houston, Texas                                  77056-2124
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(Address of principal executive offices)                         (Zip Code)

                                  713-624-9500
                                  ------------
               Registrant's telephone number, including area code


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Item 9.         Regulation FD Disclosure (and Item 12. Results of Operations
                ------------------------------------------------------------
                and Financial Condition).
                -------------------------

On July 24, 2003, Burlington Resources Inc. issued a press release announcing its earnings for its second quarter of fiscal year 2003. In accordance with the interim guidance issued by the SEC in Release No. 33-8216, the disclosure requirements of "Item 12. Results of Operations and Financial Condition" are met by including such required information under "Item 9. Regulation FD Disclosure." The information set forth in the release under the heading "Outlook" shall be deemed furnished pursuant to Item 9. Information set forth in the release other than that deemed furnished pursuant to Item 9, as described above, shall be deemed furnished pursuant to Item 12. A copy of the news release is furnished herewith as Exhibit 99.1.

The information furnished under Item 9 and 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BURLINGTON RESOURCES INC.





Date:  July 24, 2003                      By:   /s/Frederick J. Plaeger
                                              --------------------------------
                                                Name:   Frederick J. Plaeger
                                                Title:  Vice President and
                                                        General Counsel

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                                 EXHIBIT INDEX

        EXHIBIT NO.           DESCRIPTION
        -----------           -----------
            99.1              Press Release of Burlington Resources Inc.
                              dated July 24, 2003.